COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

19. COMMITMENTS AND CONTINGENCIES

PURCHASE COMMITMENTS

        We have various purchase commitments extending through 2023 for materials, supplies and services entered into in the ordinary course of business. Included in the purchase commitments table below are contracts which require minimum volume purchases that extend beyond one year or are renewable annually and have been renewed for 2012. Certain contracts allow for changes in minimum required purchase volumes in the event of a temporary or permanent shutdown of a facility. To the extent the contract requires a minimum notice period, such notice period has been included in the table below. The contractual purchase prices for substantially all of these contracts are variable based upon market prices, subject to annual negotiations. We have estimated our contractual obligations by using the terms of our 2012 pricing for each contract. We also have a limited number of contracts which require a minimum payment even if no volume is purchased. We believe that all of our purchase obligations will be utilized in our normal operations. For each of the years ended December 31, 2012, 2011 and 2010, we made minimum payments of nil under such take or pay contracts without taking the property.

        Total purchase commitments as of December 31, 2012 are as follows (dollars in millions):

Year ending December 31
2013	$1,138
2014	435
2015	237
2016	59
2017	59
Thereafter	30

$1,958

OPERATING LEASES

        We lease certain railcars, aircraft, equipment and facilities under long-term lease agreements. The total expense recorded under operating lease agreements in the accompanying consolidated statements of operations is approximately $79 million, $83 million and $62 million for 2012, 2011 and 2010, respectively, net of sublease rentals of approximately $4 million for each of 2012, 2011 and 2010, respectively.

        Future minimum lease payments under operating leases as of December 31, 2012 are as follows (dollars in millions):

Year ending December 31
2013	$79
2014	68
2015	53
2016	45
2017	40
Thereafter	60

$345

        Future minimum lease payments have not been reduced by minimum sublease rentals of $57 million due in the future under noncancelable subleases.

LEGAL MATTERS

Asbestos Litigation

        We have been named as a "premises defendant" in a number of asbestos exposure cases, typically claims by nonemployees of exposure to asbestos while at a facility. In the past, these cases typically have involved multiple plaintiffs bringing actions against multiple defendants, and the complaints have not indicated which plaintiffs were making claims against which defendants, where or how the alleged injuries occurred or what injuries each plaintiff claimed. These facts, which would be central to any estimate of probable loss, generally have been learned only through discovery.

        Where a claimant's alleged exposure occurred prior to our ownership of the relevant "premises," the prior owners generally have contractually agreed to retain liability for, and to indemnify us against, asbestos exposure claims. This indemnification is not subject to any time or dollar amount limitations. Upon service of a complaint in one of these cases, we tender it to the prior owner. Rarely do the complaints in these cases state the amount of damages being sought. The prior owner accepts responsibility for the conduct of the defense of the cases and payment of any amounts due to the claimants. In our nineteen-year experience with tendering these cases, we have not made any payment with respect to any tendered asbestos cases. We believe that the prior owners have the intention and ability to continue to honor their indemnity obligations, although we cannot assure you that they will continue to do so or that we will not be liable for these cases if they do not.

        The following table presents for the periods indicated certain information about cases for which service has been received that we have tendered to the prior owner, all of which have been accepted.

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010
Unresolved at beginning of period	1,080	1,116	1,138
Tendered during period	3	10	24
Resolved during period(1)	3	46	46
Unresolved at end of period	1,080	1,080	1,116
(1)
Although the indemnifying party informs us when tendered cases have been resolved, it generally does not inform us of the settlement amounts relating to such cases, if any. The indemnifying party has informed us that it typically manages our defense together with the defense of other entities in such cases and resolves claims involving multiple defendants simultaneously, and that it considers the allocation of settlement amounts, if any, among defendants to be confidential and proprietary. Consequently, we are not able to provide the number of cases resolved with payment by the indemnifying party or the amount of such payments.

        We have never made any payments with respect to these cases. As of December 31, 2012, we had an accrued liability of approximately $10 million relating to these cases and a corresponding receivable of approximately $10 million relating to our indemnity protection with respect to these cases. We cannot assure you that our liability will not exceed our accruals or that our liability associated with these cases would not be material to our financial condition, results of operations or liquidity; accordingly, we are not able to estimate the amount or range of loss in excess of our accruals. Additional asbestos exposure claims may be made against us in the future, and such claims could be material. However, because we are not able to estimate the amount or range of losses associated with such claims, we have made no accruals with respect to unasserted asbestos exposure claims as of December 31, 2012.

        Certain cases in which we are a premises defendant are not subject to indemnification by prior owners or operators. However, we may be entitled to insurance or other recoveries in some of these cases. The following table presents for the periods indicated certain information about these cases. Cases include all cases for which service has been received by us. Certain prior cases that were filed in error against us have been dismissed.

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010
Unresolved at beginning of period	36	37	39
Filed during period	21	11	5
Resolved during period	7	12	7
Unresolved at end of period	50	36	37

        We paid gross settlement costs for asbestos exposure cases that are not subject to indemnification of $559,000, $584,000 and $201,000 during the years ended December 31, 2012, 2011 and 2010, respectively. As of December 31, 2012, we had no accrual relating to these cases. We cannot assure you that our liability will not exceed our accruals or that our liability associated with these cases would not be material to our financial condition, results of operations or liquidity; accordingly, we are not able to estimate the amount or range of loss in excess of our accruals. Additional asbestos exposure claims may be made against us in the future, and such claims could be material. However, because we are not able to estimate the amount or range of losses associated with such claims, we have made no accruals with respect to unasserted asbestos exposure claims as of December 31, 2012.

Antitrust Matters

        We have been named as a defendant in two class action civil antitrust suits filed on February 9 and 12, 2010 in the U.S. District Court for the District of Maryland alleging that we and our co-defendants and other co-conspirators conspired to fix prices of titanium dioxide sold in the U.S. between at least March 1, 2002 and the present. The suits were subsequently consolidated. The other defendants named in this matter are DuPont, Kronos and Millennium. On August 28, 2012, the court certified a class consisting of all U.S. customers who purchased titanium dioxide directly from defendants since February 1, 2003, and notice was given to putative class members the week of January 14, 2013 after the Court of Appeals for the Fourth Circuit denied our petition to appeal the order certifying the class. Trial is set to begin September 9, 2013.

        The plaintiffs seek to recover on behalf of the class injunctive relief, treble damages, costs of suit and attorneys fees. We are not aware of any illegal conduct by us or any of our employees. Nevertheless, we have incurred costs relating to these claims and could incur additional costs in amounts material to us. Because of the overall complexity of these cases, we are unable to reasonably estimate any possible loss or range of loss with respect to these claims.

Product Delivery Claim

        We have been notified by a customer of potential claims related to our allegedly delivering a different product from that which it had ordered. Our customer claims that it was unaware that the different product had been delivered until after it had been used to manufacture materials which were subsequently sold. Originally, the customer stated that it had been notified of claims of up to an aggregate of €153 million (approximately $202 million) relating to this matter and believed that we may be responsible for all or a portion of these potential claims. Our customer has since resolved some of these claims and the aggregate amount of the current claims is now approximately €113 million (approximately $149 million). Based on the facts currently available to us, we believe that we are insured for any liability we may ultimately have in excess of $10 million. However, no assurance can be given regarding our ultimate liability or costs to us. We believe the range of possible loss to our Company in this matter to be between €0 and €113 million and have made no accrual with respect to this matter.

Indemnification Matter

        On July 3, 2012, Deutsche Bank Securities Inc. and Credit Suisse Securities (USA) LLC demanded that our parent indemnify them for claims brought by certain MatlinPatterson entities that were formerly our parent's shareholders in litigation filed June 19, 2012 in the 9th District Court in Montgomery County, Texas. The Banks assert that they are entitled to indemnification pursuant to the Agreement of Compromise and Settlement between the Banks and our parent, dated June 22, 2009, wherein the Banks and our parent settled claims that we brought relating to the failed merger with Hexion. Plaintiffs claim that the Banks knowingly made materially false representations about the nature of the financing for the acquisition of our parent by Hexion and that they suffered substantial losses to their 19 million shares of our parent's common stock as a result of the Banks' misrepresentations. Plaintiffs are asserting statutory fraud, common law fraud and aiding and abetting statutory fraud and are seeking actual damages, exemplary damages, costs and attorney's fees, pre-judgment and post-judgment interest. Our parent has denied the Banks' indemnification demand. On December 21, 2012, the court dismissed Plaintiffs' claims. Plaintiffs subsequently filed a motion for reconsideration and could still appeal the court's dismissal of their claims.

Other Proceedings

        We are a party to various other proceedings instituted by private plaintiffs, governmental authorities and others arising under provisions of applicable laws, including various environmental, products liability and other laws. Except as otherwise disclosed in this report, we do not believe that the outcome of any of these matters will have a material effect on our financial condition, results of operations or liquidity.